                                                                    EXHIBIT 10.2

          WAIVER, CONSENT AND AMENDMENT, dated as of December 22, 1999, to the Senior Subordinated Credit Agreement, dated as of December 7, 1999, among Big Flower Press Holdings, Inc., a Delaware corporation (the "Company"), Big Flower Holdings, Inc., a Delaware corporation ("Big Flower"), the Subsidiary Guarantors named on the signature pages hereto, the Lenders named on the signature pages hereto (the "Lenders") and Bankers Trust Company ("BTCo"), The Chase Manhattan Bank ("Chase") and NationsBridge, L.L.C. ("Nations") as Agents for the Lenders (in such capacity, the "Agents") (the "Credit Agreement"). Except as otherwise indicated herein, capitalized terms used herein have the same meanings as set forth in the Credit Agreement.

                              W I T N E S S E T H :

          WHEREAS, pursuant to Section 12.6 of the Credit Agreement, the Company desires to have the Required Lenders waive certain provisions of the Credit Agreement and consent to the departure of the Company therefrom and to amend the provisions of Section 12.2 of the Credit Agreement;

          NOW THEREFORE, in consideration of the premises and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. WAIVER AND CONSENT. (A) The Required Lenders hereby waive compliance with and consent to the departure by the Company and its Restricted Subsidiaries from the requirements contained in Section 6.4 (Investments;Joint Ventures) of the Credit Agreement which limits the amount of the Investments that the Company or any of its Restricted Subsidiaries can make, and the Required Lenders hereby allow the Company without violating Section 6.4 of the Credit Agreement to make a loan (the "Loan") to Cadogan Capital LLC in an amount not to exceed $5.0 million; provided the Loan shall be used to make a direct or indirect investment in Bill Gross' idealab! and the Loan is repaid no later than January 31, 2000. The Required Lenders also hereby waive compliance with and consent to the departure by the Company with the requirements contained in
Section 6.8 (Transactions with Shareholders and Affiliates) of the Credit Agreement with respect to the making of the Loan and agree that the making of the Loan does not violate Section 6.8 of the Credit Agreement. The Required Lenders hereby agree that the making of the Loan shall not constitute an Event of Default or a Potential Event of Default under the Credit Agreement.

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                                       -2-

          2. AMENDMENT. Section 12.2 of the Credit Agreement is hereby amended as follows:

          (A) the proviso to the first sentence of Section 12.2A is hereby amended to read "PROVIDED that prior to the Conversion Date Bankers Trust Company shall be the book running syndication agent with respect to any Syndication by a Lender as of the Closing Date and any such Syndication by a Lender as of the Closing Date shall reduce the Lenders as of the Closing Date Respective Commitments and Loans on a pro rata basis"; and

          (B) the proviso to the sentence of Section 12.2B is hereby amended to read "PROVIDED that prior to the Conversion Date Bankers Trust Company shall be the book running agent with respect to any and all participations by a Lender as of the Closing Date and any and all such participations shall be on a pro rata basis with respect to all Lenders as of the Closing Date".

          3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Lenders and the Agents as follows:

          (A) The representations and warranties of the Company and its Subsidiaries contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of this date (other than representations and warranties which by their terms relate to an earlier date); and

          (B) Upon the effectiveness of this Waiver, Consent and Amendment, no Potential Event of Default or Event of Default has occurred and is continuing as of the date hereof.

          4. ADDITIONAL FEES. The Company agrees to pay on demand all costs, fees and expenses of the Agents in connection with the preparation, execution and delivery of this Waiver, Consent and Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto.

          5. SCOPE OF WAIVER, CONSENT AND AMENDMENT. Except as specifically waived, consented and amended to hereby, the Credit Agreement shall remain unchanged. It is declared and agreed by each of the parties hereto that the Credit Agreement, subject to this Waiver, Consent and Amendment, shall continue, in full force and effect, and that the Waiver, Consent and

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                                       -3-

Amendment and the Credit Agreement shall be read as and shall constitute one document.

          6. COUNTERPARTS. This Waiver, Consent and Amendment may be executed in multiple counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          7. GOVERNING LAW. THIS WAIVER, CONSENT AND CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

          8. ACKNOWLEDGMENT AND CONSENT BY THE SUBSIDIARY-GUARANTORS. Each Subsidiary Guarantor hereby acknowledges that it has read this Waiver, Consent and Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Waiver, Consent and Amendment, its obligations under its Guarantee shall not be impaired or affected and its Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

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                                       -4-

          WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                              COMPANY:

                                              BIG FLOWER PRESS HOLDINGS,
                                              INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              SUBSIDIARY GUARANTORS:


                                              TREASURE CHEST ADVERTISING
                                                COMPANY, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              TREASURE CHEST ADVERTISING
                                                COMPANY OF NEW YORK, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              TREASURE CHEST ADVERTISING
                                                HOLDING COMPANY OF TEXAS,
                                                INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President

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                                       -5-

                                              TREASURE CHEST ADVERTISING
                                                COMPANY OF TEXAS, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              PRINTCO, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              BF AVIATION CORP.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              J.J. GRACE INCORPORATED


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              WEBCRAFT, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              COLORSTREAM TECHNOLOGIES,
                                                INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President

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                                       -6-

                                              WEBCRAFT MIDWEST, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              WEBCRAFT CHEMICALS, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              KSS TRANSPORTATION
                                                CORPORATION


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              IMPCO ENTERPRISES, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              OLWEN INTERNATIONAL DIRECT
                                                MAIL, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President

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                                       -7-

                                              BIG FLOWER DIGITAL SERVICES,
                                                INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              LASER TECH COLOR, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              PACIFIC COLOR CONNECTION,
                                                INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              DCS, INCORPORATED


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              GAMMA ONE, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              IMMEDIA GRAPHICS, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President

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                                       -8-

                                              ENTERON GROUP, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              MASTER EAGLE GRAPHICS
                                                SERVICES, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              MASTER VU INCORPORATED

                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              REVERE PHOTO PLATEMAKERS
                                                COMPANY


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              COMPUTER COLOR GRAPHICS,
                                                INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President

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                                       -9-

                                              IMAGING CONSORTIUM, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              REACH AMERICA, INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              BIG FLOWER DIGITAL SERVICES
                                                (DELAWARE), INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President


                                              BIG FLOWER DIGITAL LLC


                                              By: BIG FLOWER DIGITAL
                                                    SERVICES (DELAWARE),
                                                    INC.


                                              By: /s/ Mark Angelson
                                                 -------------------------------
                                                 Name:  Mark Angelson
                                                 Title: Executive Vice President

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                                      -10-

                                              AGENTS:

                                              BANKERS TRUST COMPANY,
                                                 as co-agent


                                              By: /s/ W. W. Archer
                                                 -------------------------------
                                                  Name:  W. W. Archer
                                                  Title: Managing Director


                                              THE CHASE MANHATTAN BANK,
                                                 as co-agent


                                              By: /s/ Lauren Camp
                                                 -------------------------------
                                                   Name:  Lauren Camp
                                                   Title:


                                              NATIONSBRIDGE, L.L.C.,
                                                 as co-agent


                                              By: /s/ L. E. Wentz
                                                 -------------------------------
                                                  Name:  L. E. Wentz
                                                  Title: Senior Vice President


                                              REQUIRED LENDERS:


                                              BANKERS TRUST CORPORATION


                                              By:
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                              THE CHASE MANHATTAN BANK


                                              By:
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                              NATIONSBRIDGE, L.L.C.


                                              By:
                                                 -------------------------------
                                                   Name:
                                                   Title: